SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[   ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

MANAGED HIGH INCOME FUND INC.
(Name of Registrant as Specified In Its Charter)
James B. O'Connell
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2).
[   ]	$500 per each party to the controversy pursuant to Exchange
 Act Rule 14a-6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
	2)	Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
	3)	Per unit price or other underlying value of transaction
 computed pursuant to
		Exchange Act Rule 0-11:1

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
	4)	Proposed maximum aggregate value of transaction:

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 1	Set forth the amount on which the filing fee is calculated
 and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by
 Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
	2)	Form, Schedule or Registration Statement No.:

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	3)	Filing Party:

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	4)	Date Filed:

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

                        MUNICIPAL HIGH INCOME FUND INC.

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

             ------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 1994
             ------------------------------------------------------

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Municipal
High Income Fund Inc. (the "Fund"), will be held at Two World Trade Center, 100th Floor, New York, New York on May 31, 1994, commencing at 10:00 a.m.

     The Annual Meeting is being held for the purposes of:

     1. electing two (2) Directors of the Fund (Proposal 1);

     2. ratifying the selection of Coopers & Lybrand as the independent accountants for the Fund for the current fiscal year of the Fund (Proposal 2); and

     3. transacting such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The close of business on March 7, 1994 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

                                       By Order of the Directors,

                                       FRANCIS J. MCNAMARA, III
                                       Secretary
May 2, 1994
New York, New York

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH BELOW. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.
For
example:

         REGISTRATION               VALID SIGNATURE
         ------------               ---------------
CORPORATE ACCOUNTS
- - ------------------
(1)  ABC Corp....................... ABC Corp.
(2)  ABC Corp....................... John Doe, Treasurer
(3)  ABC Corp.
        c/o John Doe,
        Treasurer................... John Doe
(4)  ABC Corp. Profit Sharing Plan . John Doe, Trustee

TRUST ACCOUNTS
- - --------------
(1)  ABC Trust...................... Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
        u/t/d 12/28/78.............. Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
- - ----------------------------
(1)  John B. Smith, Cust.
        f/b/o John B. Smith,
        Jr.
        UGMA........................ John B. Smith
(2)  Estate of John B. Smith........ John B. Smith, Jr., Executor

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 31, 1994

                 ---------------------------------------------

                        MUNICIPAL HIGH INCOME FUND INC.

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                 ---------------------------------------------

                                PROXY STATEMENT

                                  INTRODUCTION

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Municipal High Income Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund, to be held on
May 31, 1994, or any adjournment or adjournments thereof (collectively, the "Meeting"). The Meeting will be held at Two World Trade Center, 100th Floor, New
York, New York, at 10:00 a.m. This proxy statement and accompanying proxy card are first being mailed on or about May 2, 1994. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Fund; the Greenwich Street Advisors Division of Mutual Management Corp. (the "Adviser"), the adviser for the Fund; The Boston Company Advisors, Inc., the administrator for the Fund ("Boston Advisors"); and/or The Shareholder Services
Group, Inc. ("TSSG"), a subsidiary of First Data Corporation, the transfer agent for the Fund. The costs of proxy solicitation and expenses incurred in connection with the preparation of this proxy statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 1993, has previously been furnished to all shareholders of the Fund.

     If an enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR each of the nominees for director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes"(that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposals 1 and 2 require the affirmative vote of a plurality of shares voted. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at a Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on any one of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. Under the By-laws of the Fund, as applicable, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote on the particular matter at the Meeting.

     The Board has fixed the close of business on March 7, 1994 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. The Fund has one class of common stock, which has a par value of $.01 per share. At the close of business on the Record Date there were 19,520,007.325 shares of common stock outstanding
(the "Shares"). Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional share held.

     As of the Record Date, to the knowledge of the Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), except as set forth below, beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held 16,384,967 Shares, or 83.94% of the Fund's Shares. Of the Shares held by Cede & Co., Smith Barney Shearson Inc. ("Smith Barney Shearson") held of record 9,860,642 Shares, or 50.52% of the Fund's Shares, for which it has discretionary and non-discretionary authority. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the shares of that Fund.

     In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 10:00 a.m. on May 31, 1994.

     The following table shows certain information about the executive officers of the Fund, other than Heath B. McLendon, for whom comparable information is provided in the discussion of Proposal 1 below. Each officer of the Fund serves at the discretion of the Board.

                                              AMOUNT (AND
                                             PERCENTAGE) OF
                                              OUTSTANDING
                                               SHARES OF
                                              COMMON STOCK        PRINCIPAL
                                              BENEFICIALLY       OCCUPATION
                                 OFFICE       OWNED* AS OF     DURING THE PAST
   NAME (AGE) AND ADDRESS         HELD      THE RECORD DATE      FIVE YEARS
   ----------------------        ------     ---------------    ---------------
Stephen J. Treadway (46)      President     None              Executive Vice
  1345 Avenue of the Americas                                 President and
  New York, NY 10105                                          Director of
Smith
                                                              Barney Shearson;
                                                              Director and
                                                              President of
                                                              Mutual
Management
                                                              Corp., Smith
                                                              Barney Advisors
                                                              Inc. and other
                                                              investment
                                                              companies
                                                              associated with
                                                              Smith Barney
                                                              Shearson; and
                                                              Trustee of
                                                              Corporate Realty
                                                              Income Trust I

Richard P. Roelofs (40)       Executive     None              Managing
Director
  Two World Trade Center      Vice                            of Smith Barney
  New York, NY 10048          President                       Shearson and
                                                              President of
                                                              Smith Barney
                                                              Shearson
                                                              Investment
                                                              Strategy
Advisors
                                                              Inc., an
                                                              investment
                                                              advisory
                                                              affiliate of
                                                              Shearson; prior
                                                              to July 1993,
                                                              Senior Vice
                                                              President of
                                                              Shearson Lehman
                                                              Brothers Inc.
and
                                                              Vice President
of
                                                              Shearson Lehman
                                                              Strategy
Advisors
                                                              Inc.

                                              AMOUNT (AND
                                             PERCENTAGE) OF
                                              OUTSTANDING
                                               SHARES OF
                                              COMMON STOCK        PRINCIPAL
                                              BENEFICIALLY       OCCUPATION
                                 OFFICE       OWNED* AS OF     DURING THE PAST
   NAME (AGE) AND ADDRESS         HELD      THE RECORD DATE      FIVE YEARS
   ----------------------        ------     ---------------    ---------------
Vincent Nave (48)             Chief               None        Senior Vice
  Exchange Place              Financial                       President of
  Boston, MA 02109            and                             Boston Advisors
                              Accounting                      and Boston Safe
                              Officer and                     Deposit and
Trust
                              Treasurer                       Company

Francis J. McNamara, III (38) Secretary           None        Senior Vice
  Exchange Place                                              President and
  Boston, MA 02109                                            General Counsel
                                                              of Boston
                                                              Advisors; prior
                                                              to June 1989,
                                                              Vice President
                                                              and Associate
                                                              General Counsel
                                                              of Boston
                                                              Advisors

Lawrence T. McDermott (45)    Vice             431-(0.1%)     Managing
Director
  Two World Trade Center      President                       of Greenwich
  New York, New York 10048    and                             Street Advisors;
                              Investment                      prior to July,
                              Officer                         1993, Managing
                                                              Director of
                                                              Shearson Lehman
                                                              Advisors; prior
                                                              to May 1, 1988,
                                                              Senior Vice
                                                              President of
                                                              Shearson Asset
                                                              Management Inc.

Karen Mahoney-Malcomson (36)  Vice                None        Senior Vice
  Two World Trade Center      President                       President of
  New York, New York 10048    and                             Greenwich Street
                              Investment                      Advisors; prior
                              Officer                         to July, 1993,
                                                              Senior Vice
                                                              President of
                                                              Shearson Lehman
                                                              Advisors; prior
                                                              to March, 1991,
                                                              Vice President
of
                                                              Shearson Lehman
                                                              Advisors.

                                              AMOUNT (AND
                                             PERCENTAGE) OF
                                              OUTSTANDING
                                               SHARES OF
                                              COMMON STOCK        PRINCIPAL
                                              BENEFICIALLY       OCCUPATION
                                 OFFICE       OWNED* AS OF     DURING THE PAST
   NAME (AGE) AND ADDRESS         HELD      THE RECORD DATE      FIVE YEARS
   ----------------------        ------     ---------------    ---------------
Michael J. Maher (34)         Investment          None        Vice President
of
  Two World Trade Center      Officer                         Greenwich Street
  New York, New York 10048                                    Advisors; prior
                                                              to July, 1993,
                                                              Vice President
of
                                                              Shearson Lehman
                                                              Advisors; prior
                                                              to 1989,
                                                              Assistant Vice
                                                              President of
                                                              Shearson Lehman
                                                              Advisors.

- - ---------------

 * For this purpose "beneficial ownership" is defined under Section 13(d) of the
   Exchange Act. The information as to beneficial ownership is based solely upon information furnished to the Fund by the officers.

PROPOSAL 1:  TO ELECT TWO (2) DIRECTORS OF THE FUND

     The first proposal to be considered at the Meeting is the election of two
(2) Directors of the Fund.

     The Board of Directors of the Fund is divided into three classes with the terms of office of one class expiring each year. At the forthcoming Meeting, it is proposed that Martin Brody and Allan J. Bloostein, who have previously been elected by the shareholders and are currently serving as Class I Directors, each be elected for a term of three years (until the Annual Meeting in 1997) and until their respective successors are duly elected and qualified.

     Messrs. Brody and Bloostein have consented to serve as Directors if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Section 16(a) of the Exchange Act requires the Fund's officers and Directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, during fiscal year 1993, all filing requirements applicable to such persons were complied with.

     Each Director who is not an "interested person" of the Fund (an "Independent Board Member") receives a fee of $5,000 per annum plus $500 per meeting attended, and reimbursement for travel and out-of-pocket expenses. The aggre-gate remuneration paid to Directors by the Fund for the fiscal year ended October 31, 1993 amounted to $43,790 (including reimbursement for travel and out-of-pocket expenses). The Board of Directors held nine meetings during the fiscal year ended October 31, 1993, four of which were regular meetings.

     The Board has an Audit Committee consisting of all Independent Board Members. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of accountants. The Audit Committee met twice during the fiscal year ended October
31, 1993. Each incumbent Director attended at least 75% of the meetings of the Board and committees of which he is a member that were held in the last fiscal year.

     Each of the nominees for Director of the Fund currently serves as a Director of the Fund. Any Director may resign and any Director may be removed at any meeting of shareholders called for that purpose by a vote of a majority of the votes entitled to be cast for election of Directors. In case a vacancy shall exist for any reason, the remaining Directors may fill the vacancy by appointing another Director. If at any time less than a majority of the Directors holding office have been elected by shareholders, the Directors then in office will call a shareholder's meeting for the purpose of electing Directors.

     Set forth in the following table are the existing Directors and nominees for election to the Board of Directors of the Fund, together with certain other information:

                                          AMOUNT (AND
                                         PERCENTAGE) OF
                                          OUTSTANDING
                                           SHARES OF               PRINCIPAL
                                          COMMON STOCK            OCCUPATION
                                          BENEFICIALLY             AND OTHER
                           BOARD MEMBER     OWNED**
DIRECTORSHIPS***
                             OF FUND       AS OF THE              DURING THE
  NAME (AGE) AND ADDRESS      SINCE       RECORD DATE           PAST FIVE
YEARS
  ----------------------   ------------  --------------        ---------------
- - -
NOMINEES TO SERVE UNTIL
  THE 1997 MEETING OF
  SHAREHOLDERS:

Martin Brody (71)              1988           None       Vice Chairman of the
Board of
  Three ADP Boulevard                                    Directors of
Restaurant
  Roseland, NJ 07068                                     Associates Corp.;
Director of
                                                         Jaclyn, Inc., an
apparel
                                                         manufacturer

Allan J. Bloostein (63)        1992           None       Consultant; formerly
Vice
  27 West 67th Street,                                   Chairman of the Board
of May
  Apt. 5FW                                               Department Stores
Company;
  New York, NY 10023                                     Director of Crystal
Brands,
                                                         Inc., Melville Corp.,
R.G.
                                                         Barry Corp. and
Hechinger Co.

                                          AMOUNT (AND
                                         PERCENTAGE) OF
                                          OUTSTANDING
                                           SHARES OF               PRINCIPAL
                                          COMMON STOCK            OCCUPATION
                                          BENEFICIALLY             AND OTHER
                           BOARD MEMBER     OWNED**
DIRECTORSHIPS***
                             OF FUND       AS OF THE              DURING THE
  NAME (AGE) AND ADDRESS      SINCE       RECORD DATE           PAST FIVE
YEARS
  ----------------------   ------------  --------------        ---------------
- - -
DIRECTORS TO SERVE UNTIL
  THE 1996 MEETING OF
  SHAREHOLDERS:

Dwight B. Crane (55)           1988           None       Professor, Graduate
School of
  Harvard Business School                                Business
Administration,
  Soldiers Field Road                                    Harvard University;
Director
  Boston, MA 02163                                       of Peer Review
Analysis, Inc.

Charles Barber (75)            1989          1,427-      Consultant; formerly
Chairman
  66 Glenwood Drive                          (.01%)      of the Board, ASARCO
  Greenwich, CT 06830                                    Incorporated

DIRECTOR TO SERVE UNTIL
  THE 1995 MEETING OF
  SHAREHOLDERS:

Heath B. McLendon* (60)        1988          8,823-      Executive Vice
President of
  Two World Trade Center                     (.05%)      Smith Barney
Shearson;
  New York, NY 10048                                     Chairman of the Board
of
                                                         Smith Barney Shearson
                                                         Strategy Advisers
Inc.; prior
                                                         to July 1993, Senior
                                                         Executive Vice
President of
                                                         Shearson Lehman
Brothers,
                                                         Vice Chairman of
Shearson
                                                         Asset Management;
Director of
                                                         PanAgora Asset
Management,
                                                         Inc. and PanAgora
Asset
                                                         Management Limited,
                                                         investment advisory
                                                         affiliates of
Shearson Lehman
                                                         Brothers
All directors and officers                  10,681-
  as a group (12 persons                     (.06%)
  including the foregoing)

- - ---------------

  * "Interested person" of the Fund, as defined in the 1940 Act, by virtue of his position as an officer or director of the Adviser or one of its affiliates.

 ** For this purpose "beneficial ownership" is defined under Section 13(d) of the Exchange Act. The information as to beneficial ownership is based solely upon information furnished to the Fund by the nominees/directors.

*** Directorships, general partnerships or trusteeships of companies that are required to report to the SEC, other than open-end registered investment companies.

REQUIRED VOTE

     Election of the listed nominees for Director will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

         THE BOARD OF THE FUND, INCLUDING ALL THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO
THE
         BOARD.

PROPOSAL 2:  TO RATIFY THE SELECTION OF COOPERS & LYBRAND AS THE INDEPENDENT
             ACCOUNTANTS FOR THE FUND FOR THE CURRENT FISCAL YEAR

     The second proposal to be considered at the Meeting is the ratification of the selection of Coopers & Lybrand as the independent public accountants for the
Fund.

     Coopers & Lybrand, One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for the Fund for the fiscal year ended October
31, 1993, and has been selected to serve in this capacity for the Fund's current fiscal year by at least a majority of the Independent Board Members. Coopers & Lybrand has informed the Fund that it has no direct or indirect financial interest in the Fund, Smith Barney Shearson, or any of their affiliates. Representatives of Coopers & Lybrand are expected to be present at the Meeting and will be given the opportunity to make a statement if they so desire and will respond to appropriate questions.

REQUIRED VOTE

     Ratification of the selection of Coopers & Lybrand as independent accountants for the Fund requires the affirmative vote of the holders of a plurality of the votes cast at the Meeting in person or by proxy.

         THE BOARD OF THE FUND, INCLUDING ALL OF THE INDEPENDENT BOARD
MEMBERS,
         RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER

     Greenwich Street Advisors (the "Adviser"), located at Two World Trade Center, New York, New York 10048, has served as the investment adviser to the Fund since July 31, 1993 pursuant to an investment advisory agreement dated July
31, 1993 (the "Advisory Agreement"). The Adviser (through its predecessors) has been in the investment counseling business since 1934 and is a division of Mutual Management Corp. ("MMC") which was incorporated in 1978. The Adviser renders investment advice to investment companies that had assets under management as of March 31, 1994 in excess of $42.9 billion. MMC is a wholly owned subsidiary of Smith Barney Shearson Inc. ("Smith Barney Shearson") which in turn is a wholly owned subsidiary of the Travelers Inc. ("Travelers"). The principal executive offices of Smith Barney Shearson and Travelers are 1345 Avenue of the Americas, New York, New York 10105, and 65 East 55th Street, New York, New York 10022, respectively.

     Prior to July 31, 1993, Shearson Lehman Advisors, a member of the investment management group of the SLB Asset Management Division of Shearson Lehman Brothers Inc., served as investment adviser to the Fund. As of the close of business on July 30, 1993, Travelers (which at the time was known as Primerica Corporation) and Smith Barney, Harris Upham & Co. Incorporated completed the acquisition of substantially all of the domestic retail brokerage and asset management businesses of Shearson Lehman Brothers Inc. and Smith Barney, Harris Upham & Co. Incorporated was renamed Smith Barney Shearson Inc. As of the close of business on July 30, 1993, the Adviser succeeded Shearson Lehman Advisors as the Fund's investment adviser. The new investment advisory agreement with the Adviser contains terms and conditions substantially similar to the investment advisory agreement with the predecessor investment adviser and provides for payment of fees at the same rate as was paid to such predecessor investment adviser.

     As of the Record Date, the Directors and/or executive officers of the Fund beneficially owned (or were deemed to beneficially own pursuant to the rules of the SEC) less than 1% of the shares of common stock of Primerica. The name, principal occupation and address of each director and principal executive officer of the Adviser are set forth in Exhibit A hereto. An audited Consolidated Statement of Financial Condition for MMC as of December 31, 1993 is set forth as Exhibit B hereto.

THE ADVISORY AGREEMENT

     The Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Independent Board Members on April 7, 1993, and by the Fund's shareholders on June 9, 1993. Under the terms of the Agreement, the Adviser is required, subject to the supervision and approval of the Board of the Fund, to manage the Fund's investments in accordance with the investment objectives and policies as stated in the Fund's Prospectus. The Adviser is responsible for making investment decisions, supplying investment research and Fund management services and placing orders to purchase and sell securities on behalf of the Fund.

     In consideration of services rendered by the Adviser pursuant to the Advisory Agreement, the Fund pays a monthly fee at the annual rate of .40% of the Fund's average monthly net assets. Pursuant to the Advisory Agreement, the Fund paid a total of $737,798 in advisory fees for the fiscal year ended October
31, 1993.

     The Adviser bears all expenses in connection with the performance of its services under the Advisory Agreement. Other expenses incurred in the operation of the Fund are borne by the Fund, including taxes, interest, brokerage fees and commissions, if any; fees of the Board Members who are not officers, directors, shareholders or employees of the Adviser, the Fund's administrator and its affiliates; SEC fees and state blue sky qualification fees; charges of custodian and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; cost of investor services (including allocable telephone and personnel expenses); costs of preparation and printing of shareholders' reports; costs incurred in connection with meetings of the Board and of the shareholders of the Fund; listing fees; and any extraordinary expenses.

     If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Advisory Agreement (and the administration agreement) but excluding interest, taxes, brokerage and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser will reduce its advisory fees to the Fund for the excess expense to the extent required by state law in the same proportion as its advisory fee bears to the Fund's aggregate fees for investment advice and administration. Proportionate reductions would also be made by the Fund's administrator. This expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser shall not be liable for any act or omission in the course of, or in connection with, the rendering of its services thereunder.

     Pursuant to its terms, the Advisory Agreement will remain in effect for an initial two-year term and will continue in effect for successive periods if and so long as such continuance is specifically approved annually by (a) the Fund's
Board or (b) a Majority Vote of the Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the Independent Board Members by vote cast in person at a meeting called for the purpose of voting on approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of the Fund or by a Majority Vote of the Fund's shareholders, or on 90 days' written notice by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940, as amended).

PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for the Fund are made by the Adviser, subject to the overall review of the Fund's Board. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

     Transactions on U.S. stock exchanges and many foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are repurchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

     In selecting brokers or dealers to execute Fund transactions on behalf of the Fund, the Adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Adviser is authorized, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under an Agreement are not reduced by reason of the Fund's or the Adviser's receiving brokerage and research services. Research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issues and industries. These services are used by the Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.
Conversely, brokers furnishing these services may be selected for the execution of transactions for these other accounts, whose aggregate assets may exceed those of the Fund, and the services furnished by the brokers may be used by the
Adviser in providing investment management for the Fund. During the last fiscal year of the Fund, neither the Fund nor its Adviser, pursuant to any agreement or understanding with a broker or otherwise through an internal allocation procedure, directed the Fund's brokerage transactions to a broker or brokers because of research services provided. The Board of the Fund periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by the Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

     To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, subject to the approval of the Board of the Fund, transactions for the Fund may be executed through Smith Barney Shearson and other affiliated broker-dealers if, in the judgment of the Adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers.

     The Fund will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating to the security of which Smith Barney Shearson is a member, except to the extent permitted by the SEC.

     For the fiscal year ended October 31, 1993, the Fund did not incur any brokerage commissions.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for the 1995 annual meeting of shareholders must submit their proposals for inclusion in the proxy materials relating to the next annual meeting in writing to the Secretary of the Fund, c/o The Boston Company Advisors, Inc., Exchange Place, Boston, MA 02109, no later than October 31, 1994.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

     Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board Member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Secretary of the
Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

May 2, 1994

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                  EXHIBIT LIST

EXHIBIT A   Name, Position with, Principal Occupation and Address
            of each Director and Principal Executive Officer of
            the Adviser.
EXHIBIT B   Audited balance sheet of MMC.


                                                                       EXHIBIT
A

                        NAME, OCCUPATION AND ADDRESS OF
                             EXECUTIVE OFFICERS OF
                           GREENWICH STREET ADVISORS

     The name, position with Greenwich Street Advisors and principal occupation of each executive officer and director of Greenwich Street Advisors are set forth in the following table. The business address of each such person is Two
World Trade Center, New York, New York 10048.

                        POSITION WITH GREENWICH
NAME                        STREET ADVISORS         PRINCIPAL OCCUPATION
- - ----                    -----------------------     --------------------
Thomas B. Stiles II      Chairman and Chief        Executive Vice
                         Executive Officer         President of Smith
                                                   Barney Shearson
John C. Bianchi          Managing Director         Same
Robert Brady             Managing Director         Same
Ellen S. Cammer          Managing Director         Same
James Conroy             Managing Director         Same
Joseph P. Deane          Managing Director         Same
Kenneth Egan             Managing Director         Same
Jay Gerken               Managing Director         Same
Jack Levande             Managing Director         Same
Lawrence T. McDermott    Managing Director         Same
Ronald Perry             Managing Director         Same
Kevin Reed               Managing Director         Same
Phyllis M. Zahorodny     Managing Director         Same
George Novello           Managing Director         Same

                                                                       EXHIBIT
B

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Mutual Management Corp.:

     We have audited the accompanying consolidated statement of financial condition of Mutual Management Corp. (a wholly-owned subsidiary of Smith Barney
Shearson Holdings Inc.) and its Subsidiary as of December 31, 1993. This consolidated statement of financial condition is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated statement of financial condition based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statement of financial condition is free of material misstatement. An audit of a consolidated statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated statement of financial condition presentation. We believe that our audit of the consolidated statement of financial condition provides a reasonable basis for our opinion.

     In our opinion, the consolidated statement of financial condition referred to above presents fairly, in all material respects, the financial position of Mutual Management Corp. and its Subsidiary as of December 31, 1993 in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick

New York, New York
March 14, 1994


                     MUTUAL MANAGEMENT CORP. AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                               DECEMBER 31, 1993

                              ASSETS
Cash.................................                  $        238
Management fees receivable...........                    13,428,876
Investments in affiliated mutual
  funds, at market...................                     1,074,258
Furniture and fixtures, net of
  accumulated depreciation and
  amortization, of $142,035..........                       193,356
Investment advisory contracts, net of
  accumulated amortization, of
  $25,422,012........................                   476,513,983
Receivable from affiliate............                       208,595
Other assets.........................                    24,513,330
                                                       ------------
                                                       $515,932,636
                                                       ------------
                                                       ------------
               LIABILITIES AND STOCKHOLDER'S EQUITY
Note Payable to Parent...............                  $412,389,100
Payable to Parent and affiliate......                    37,487,039
Stockholder's equity:
  Common stock ($1 par value)........  $       500
  Additional paid-in capital.........   49,053,121
  Retained earnings..................   16,836,177
  Cumulative translation
     adjustment......................      166,699
                                       -----------
                                       $66,056,497
                                                       ------------
                                                       $515,932,636
                                                       ------------
                                                       ------------

                     MUTUAL MANAGEMENT CORP. AND SUBSIDIARY
                       NOTES TO CONSOLIDATED STATEMENT OF
                              FINANCIAL CONDITION
                               DECEMBER 31, 1993

(1) Organization -- Mutual Management Corp. ("MMC"), a wholly-owned subsidiary of Smith Barney Shearson Holdings, Inc. ("Parent") (formerly Smith Barney Holdings, Inc.), is a registered investment adviser and acts pursuant to management agreements as investment manager to sixty-eight investment company portfolios and as administrator of The Inefficient-Market Fund,
Inc.
    MMC provides each company with personnel, investment advice, office space and administrative services at fees based on the net assets of each fund. The consolidated statement of financial condition includes the accounts of Smith Barney Asset Management Corp., a wholly-owned subsidiary of MMC. Significant intercompany balances have been eliminated in consolidation.


(Continued)

                     MUTUAL MANAGEMENT CORP. AND SUBSIDIARY
                       NOTES TO CONSOLIDATED STATEMENT OF
                        FINANCIAL CONDITION (CONTINUED)
                               DECEMBER 31, 1993

(2) Shearson Acquisition -- On July 31, 1993, Smith Barney, Harris Upham & Co. Incorporated ("SBHU"), together with certain of its affiliates (including
    MMC) and The Travelers Inc. (formerly Primerica Corporation) acquired the domestic retail brokerage and asset management businesses ("Shearson") of Shearson Lehman Brothers Holdings Inc. and its subsidiaries, a subsidiary of
    American Express Company. Shearson was combined with the operations of SBHU and its affiliates, and SBHU was renamed Smith Barney Shearson Inc.
("SBS").
    The acquisition included the contracts to manage fifty-four of Shearson's investment company portfolios.

(3) Related Party Transactions -- SBS provides MMC with executive and administrative services (e.g., accounting, legal, personnel, facilities, mail and other support services) and order processing support on a basis mutually agreed upon. Receivable from and payable to affiliate are non-interest bearing. Investments in affiliated mutual funds represent shares of
    Smith Barney Money Funds, Inc., Smith Barney Muni Funds and Smith Barney
Tax
    Free Money Fund, Inc. Such investments are carried at market value. In
1993,
    MMC transferred a deferred tax liability, resulting from the adoption of Statement of Financial Accounting Standard No. 109 on January 1, 1992, to the Parent pursuant to a tax sharing agreement. The resulting payable to Parent is non-interest bearing. Substantially all cash collected by MMC relating to management fees is remitted to the Parent in the form of dividends.

(4) Income Taxes -- Under an income tax allocation arrangement with the Parent and The Travelers Inc., MMC's federal, state and local income taxes are provided for on a separate return basis without regard to timing differences, and are subject to the utilization of tax attributes in The Travelers Inc. consolidated income tax provision. Under the tax sharing agreement, MMC remits taxes to the Parent.

(5) Investment Advisory Contracts -- Investment advisory contracts include $387,015,720 of value ascribed to the acquired Shearson investment company advisory contracts purchased by MMC (see note 2). The cost of these contracts is being amortized over twenty years on a straight-line basis.

    In addition, the balance also includes the amortized cost assigned to certain investment advisory contracts in connection with the acquisition of
    the

(Continued)

                     MUTUAL MANAGEMENT CORP. AND SUBSIDIARY
                       NOTES TO CONSOLIDATED STATEMENT OF
                        FINANCIAL CONDITION (CONTINUED)
                               DECEMBER 31, 1993

    Parent by Commercial Credit Group, Inc. in December 1988. The combined successor firm subsequently changed its name to Primerica Corporation (now The Travelers Inc.). The cost of these contracts is being amortized over thirty years on a straight-line basis.

(6) Note Payable -- At December 31, 1993 note payable to Parent represents a demand note at a rate of LIBOR plus .75%. The note was issued for the financing of investment advisory contracts (purchased on July 31, 1993
(see
    note 2) and certain deferred expenses originally paid by SBS relating to closed end funds sponsored by MMC.

    On November 1, 1993 MMC paid the third and final installment of a promissory note to SBS relating to the transferral of the investment advisory contract for the Vantage Money Market Funds from SBS in October, 1990.

(7) Stockholder's Equity -- Common shares authorized consist of 5,000 shares of
    Class A (non-voting) and 5,000 shares of Class B (voting). At December 31, 1993, 449 Class A shares and 51 Class B shares were issued and outstanding.
    In connection with the acquisition of Smith Barney Inc. by Primerica Corporation on June 19, 1987 and the subsequent acquisition of Primerica Corporation by Commercial Credit Group, Inc. in December 1988, MMC was recapitalized and its retained earnings on both dates were transferred to additional paid-in capital.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. .

Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF CLASS I DIRECTORS

	Allan J. Bloostein and Martin Brody

	FOR both nominees listed  			WITHHOLD AUTHORITY
	(except as marked to the			to vote for both nominees
	contrary below)


(Instruction: To withhold authority for either nominee, write his name on the line provided below.)
_______________________________________________________________________


2.	To ratify the selection of Coopers & Lybrand as independent accountants for the
	Fund

	FOR  		AGAINST 		ABSTAIN





VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. .

MUNICIPAL HIGH INCOME FUND INC.				PROXY SOLICITED BY
THE BOARD OF DIRECTORS
The undersigned holder of shares of Municipal High Income Fund Inc.
(the "Fund"), a Maryland corporation, hereby appoints Heath B.
McLendon, Richard P. Roelofs, Francis J. McNamara, III and Lee D. Augsburger attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Municipal High Income Fund Inc. to be held at the offices of the Fund, Two World Trade Center, New York, New York on May 31, 1994 at
10:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated May 2, 1994 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute
(or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
					     PLEASE SIGN, DATE AND RETURN
					PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

DATE: _________________________________________
_____________________________________________
_____________________________________________
Signature(s) (Title(s), if applicable)

g:\shared\domestic\clients\shearson\funds\mtu\proxcrd.doc